                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): January 23, 2008


                                PVF Capital Corp.
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               (Exact Name of Registrant as Specified in Charter)

         Ohio                         0-24948                  34-1659805
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(State or Other Jurisdiction    Commission File Number      (I.R.S. Employer
    of Incorporation)                                       Identification No.)

                      30000 Aurora Road, Solon, Ohio            44139
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               (Address of Principal Executive Offices)      (Zip Code)


       Registrant's Telephone Number, Including Area Code: (440) 248-7171
                                                           --------------

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02       RESULTS OF OPERATIONS AND FINANCIAL CONDITION
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         On January 23, 2008, PVF Capital Corp. (the "Company") announced its unaudited financial results for the quarter and six months ended December 31, 2007. For more information, reference is made to the Company's press release dated, January 23, 2008, a copy of which is attached to this Report as Exhibit
99.1 and is furnished herewith.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS
                ---------------------------------

        (a)     Not applicable.


        (b)     Not applicable.


        (c)     Not applicable.


        (d)     The following exhibit is filed herewith:

                Exhibit 99.1         Press Release dated January 23, 2008

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PVF CAPITAL CORP.



Dated: January 24, 2008                 By: /s/ John R. Male
                                            ------------------------------------
                                            John R. Male
                                            Chairman of the Board and Chief
                                            Executive Officer
                                            (Duly Authorized Representative)